EXHIBIT 10.21

AMENDMENT NO. 5 TO

COMMITMENT LETTER

This AMENDMENT NO. 5 TO COMMITMENT LETTER (the “Amendment”) is made and entered into as of November 5, 2004 by and between Countrywide Warehouse Lending (“Lender”), Encore Credit Corp., Bravo Credit Corporation and ECC Capital Corporation (collectively “Borrower”). This Amendment amends that certain Commitment Letter by and between Lender and Borrower dated as of November 14, 2003 (the “Commitment Letter”), which supplements that certain Revolving Credit and Security Agreement by and between Lender and Borrower dated as of May 13, 2002 (as may be amended from time to time, the “Credit Agreement”).

R E C I T A L S

Lender and Borrower have previously entered into the Commitment Letter and Credit Agreement pursuant to which Lender may, from time to time, provide Borrower credit in the form of a warehouse line secured by residential mortgage loans. Lender and Borrower hereby agree that the Commitment Letter shall be amended as provided herein.

In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1.	Aggregate Credit Limit. Lender and Borrower agree that the Aggregate Credit Limit of the Commitment Letter shall be deleted in its entirety and replaced with the following:

“Aggregate Credit Limit:	Three Hundred Million Dollars ($300,000,000) through December 31, 2004; thereafter, Two Hundred Million Dollars ($200,000,000). During the Effective Period of the Credit Agreement, $1,000,000 of the Aggregate Credit Limit shall be for the exclusive use of Bravo Credit Corporation $1,000,000 of the Aggregate Credit Limit shall be for the exclusive use of ECC Capital Corporation, but will remain the obligations of Encore Credit Corp., Bravo Credit Corporation and ECC Capital Corporation. Borrower shall be obligated to verify that the exclusive limit for ECC Capital Corporation is adhered to prior to requesting an advance.”

2.	Over/Under Account Minimum Balance. Lender and Borrower agree that the Over/Under Account Minimum Balance (Section 3.5 (a)) of the Commitment Letter shall be deleted in its entirety and replaced with the following:

“Over/Under Account Minimum Balance: Borrower to maintain an Over/Under Account Minimum Balance of the sum of (a) Two Million Two Hundred and Twenty Five Thousand Dollars ($2,250,000) through December 31, 2004 or until the outstanding Advances under the Credit Agreement is less than $200,000,000, thereafter $1,925,000, plus (b) 75% of the outstanding Advances under the Credit-Off Feature plus the historical indication of the fallout rate multiplied by the sum of the original loan amount financed by Lender for each commitment to Countrywide Securities Corp, times 100% minus the Tranche “D” Advance Rate. During the Effective Period of the Credit Agreement, Lender to pay interest on a monthly basis on the Over/Under Account Minimum Balance at an annualized rate of 30 day LIBOR less 50 basis points.”

3.	Credit-Off Limit. Lender and Borrower agree that the Credit Off Limit specified in the Credit Off Feature section of the Commitment Letter shall be amended as follows:

“Credit Off Limit shall be zero through December 31, 2004; thereafter, the Credit Off Limit shall be $100,000,000. Notwithstanding the foregoing, the Credit Off Limit shall remain at zero until the outstanding Advances under the Aggregate Credit Limit are less than $200,000,000.”

4.	Maturity Date. Lender and Borrower agree that the Maturity Date set forth within the Commitment Letter shall be amended as follows:

“Maturity Date: February 28, 2005”

5	Schedule 1 – Commitment Requirements. Lender and Borrower agree that SCHEDULE 1 of the Renewal of Commitment Letter shall be amended to add new Tranche A: Subprime Mortgage Loans (FICO scores between 475 and 500) as follows:

	Tranche Sublimit	Margin over 30 day LIBOR	Advance Rate	Maximum Dwell Time	Fees	Commitment Requirements
Tranche A: Subprime Mortgage Loans (FICO scores between 475 and 500)	10%	1.35% for Dry Mortgage Loans, 1.25% for Dry Mortgage Loans sold to Countrywide Securities Corporation	Lower of 100.00%; or 97.50% of mark-to-market; or 97.50% of Commitment price	120 days	$30	None
		1.50% for Wet Mortgage Loans

Tranche X: Correspondent Loans (originated by Borrower’s correspondent lending division)	Not to exceed $25,000,000 in total Advances at any one time	1.35% for Dry Mortgage Loans, 1.25% for Dry Mortgage Loans sold to Countrywide Securities Corporation 1.50% for Wet Mortgage Loans	Lower of 100.00%; or 97.50% of mark-to-market; or 97.50% of Commitment price	120 days	$60

1.      Collateral must be received and accepted by Lender prior to funding each Advance.

2.      Borrower to provide Correspondent Funding Conditions Form prior to funding each Advance.

3.      Borrower to provide bailee instructions from correspondent warehouse bank prior to funding each Advance.

4.      Lender to only wire to approved institutional warehouse banks

5.      CDR must be received prior to collateral receipt.

6.      Borrower to include in CDR the takeout price paid on each applicable Correspondent Loan Advance by Borrower to correspondent seller.

6.	No Other Amendments; Conflicts with Previous Amendments. Other than as expressly modified and amended herein, the Renewal of Commitment Letter shall remain in full force and effect and nothing herein shall affect the rights and remedies of Lender as provided under the Renewal of Commitment Letter and Credit Agreement. To the extent any amendments to the Renewal of Commitment Letter contained herein conflict with any previous amendments to the Renewal of Commitment Letter, the amendments contained herein shall control.

7.	Capitalized Terms. Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

8.	Facsimiles. Facsimile signatures shall be deemed valid and binding to the same extent as the original.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Lender and Borrower have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first written above.

COUNTRYWIDE WAREHOUSE LENDING		ENCORE CREDIT CORP.

By:	/s/ Richie Walia	By:	/s/ John Kontoulis
	Signature		Signature

Name:	Richie Walia	Name:	John Kontoulis
Title:	1st VP	Title:	EVP/CFO

BRAVO CREDIT CORPORATION

		By:	/s/ John Kontoulis
Signature

		Name:	John Kontoulis
		Title:	EVP/CFO

ECC CAPITAL CORPORATION

		By:	/s/ John Kontoulis
Signature

		Name:	John Kontoulis
		Title:	EVP/CFO